UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2022

EMBECTA CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction
of Incorporation)

001-41186	87-1583942
(Commission File Number)	(IRS Employer Identification No.)

300 Kimball Drive, Parsippany, New Jersey	07054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 847-6880
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EMBC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.
On May 13, 2022, Embecta Corp. (the “Company” or "embecta") issued a press release (the “Earnings Release”) regarding its results for the quarter ended March 31, 2022. The Earnings Release is included as Exhibit 99.1 to this report.
Item 7.01.Regulation FD Disclosure.
In connection with the conference call announced in the Earnings Release on May 13, 2022, the Company made available the Company Information Presentation furnished with this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation”) and available on the Company's website, www.embecta.com, relating to, among other things, its financial results for the quarter ended March 31, 2022. The Company expects to use the Investor Presentation, in whole or in part, and possibly with immaterial modifications, in connection with presentations to investors, analysts and others during the fiscal year ending September 30, 2022.
Item 9.01.Financial Statements and Exhibits.
(d)Exhibits
The following is furnished as an exhibit to this report:

99.1	Press Release, dated May 13, 2022.
99.2	Company Information Presentation ("Investor Presentation")

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMBECTA CORP.

	By:	/s/ Jacob Elguicze
Jacob Elguicze Chief Financial Officer

Dated: May 13, 2022
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